UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2004

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (011) 61 2 8877-6196

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Changes in Registrant’s Certifying Accountant.

     On September 12, 2004, the Audit Committee of Marshall Edwards, Inc. (“the Registrant”) recommended, and the Board of Directors decided to no longer engage Ernst & Young as the Registrant’s independent auditor and appointed BDO as its successor independent audit firm.

     Ernst & Young served as the Registrant’s independent accountants to audit the Registrant’s two most recent fiscal year ends. Ernst &Young’s reports on the Registrant’s financial statements for each of those years (fiscal years ended June 30, 2003 and 2004) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements, as that term is described in Item 304(a)(1)(iv) of Regulation S-K of the Securities and Exchange Commission, between the Registrant and Ernst &Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst &Young, would have caused Ernst &Young to make reference to the subject matter of the disagreement in connection with its report.

     During the Registrant’s two most recent fiscal years and through the date of this Form 8-K, there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness in the Registrant’s internal control for the year ended June 30, 2004 which was identified by Ernst &Young and disclosed in Item 9a in the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2004. Specifically, Ernst &Young noted that the personnel and management of Novogen Limited (“Novogen”), who perform the Registrant’s accounting and financial reporting functions pursuant to a Services Agreement, are not sufficiently expert in U.S. GAAP and the requirements of the Securities and Exchange Commission (the “SEC”) and the Public Company Accounting Oversight Board and that this lack of expertise represents a material weakness in the operation of the Registrant’s internal control over financial reporting. Ernst & Young further noted that the Registrant’s system of financial reporting was not designed to prepare financial statements in accordance with U.S. GAAP and that the Registrant’s system of internal control, in particular its processes to review and analyze elements of the financial statement close process and prepare consolidated financial statements in accordance with U.S. GAAP, has not reduced to a relatively low level the risk that errors in amounts that would be material in relation to those financial statements may occur and may not be detected within a timely period by management in the normal course of business.

     The Registrant has sought assurances from Novogen that it will promptly remedy the concerns raised by Ernst & Young and Novogen has presented to the Registrant a plan for addressing these concerns. Novogen’s plan is designed to ensure that the preparation of the Registrant’s consolidated financial statements, including the processes to review and analyze elements of the financial statement is in accordance with U.S. GAAP and that relevant information about U.S. GAAP, SEC financial reporting requirements, and the requirements of the Public Company Accounting Oversight Board is available to those persons involved in the process by which the financial statements are prepared. Specifically Novogen’s plan provides for additional resources and further training of the Novogen accounting team including: (1) the employment of additional accounting staff on the Novogen accounting team which will enable senior finance staff responsible for the preparation of U.S. GAAP financial reports to spend more time dealing with U.S. GAAP reporting issues; (2) increasing the level of attendance at targeted U.S. GAAP and SEC reporting courses by senior Novogen finance staff responsible for the preparation of U.S. GAAP financial reports and SEC disclosure; and (3) subscribing to additional information networks that provide publications and updates of SEC and U.S. GAAP releases and rule changes and of information about the requirements of the Public Company Accounting Oversight Board.

     Novogen is already actively recruiting additional accounting staff and the Registrant expects that they will have completed their hiring process during the second fiscal quarter. Additionally, Novogen’s senior finance staff has already committed to taking a number of training courses during the next six months, including the SEC Institute’s SEC Reporting Conference and the SEC Institute’s SEC Reporting Skills Workshop, and will continue to evaluate the merits of additional courses as they become available. Novogen has already begun to receive additional publications and updates of SEC, U.S. GAAP and Public Company Accounting Oversight Board requirements and will review the adequacy of this additional information within the next four months to determine whether additional resources are required.

     Until the Registrant is satisfied that it has addressed its need for sufficient expertise in preparing financial statements required in its filings under the securities law the Registrant will seek to mitigate this weakness by conferring with its outside accounting advisers with respect to the technical requirements applicable to its financial statements.

     The Registrant has authorized and requested Ernst &Young to respond fully to the inquiries of the BDO regarding the matters above.

     The Registrant has provided Ernst &Young with a copy of the foregoing disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Ernst &Young deliver to the Registrant a letter addressed to the SEC stating whether Ernst &Young agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K. Ernst &Young’s letter is filed herewith as Exhibit 16.

     During the Registrant’s two most recent fiscal years ended June 30, 2003 and 2004, and through the date of this Form 8-K, the Registrant did not consult BDO regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.       Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from Ernst & Young

99	Press Release dated September 16, 2004 issued by the Registrant

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.
	By:	/s/ David R Seaton David R. Seaton Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Dated: September 16, 2004

Index to Exhibits

Exhibit No.	Description

16	Letter to the Securities and Exchange Commission from Ernst & Young

99	Press Release dated September 16, 2004 issued by the Registrant